Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

If you are in any doubt about what action to take, we recommend that you immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

This document should be read in conjunction with the prospectus dated             , 2006, which, together with any amendments or supplements thereto, collectively constitute the “Prospectus”. The definitions used in the Prospectus apply in this Letter of Transmittal. All terms and conditions contained in the Prospectus applicable to ADSs are deemed to be incorporated in and form part of this Letter of Transmittal.

FORM OF

LETTER OF TRANSMITTAL

To Surrender American

Depositary Receipts (“ADRs”) Evidencing American Depositary Shares (“ADSs”),

Each ADS Representing One Preferred Share, No Par Value,

of

TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A. (“TCO”),

TELE LESTE CELULAR PARTICIPAÇÕES S.A. (“TLE”) or

TELE SUDESTE CELULAR PARTICIPAÇÕES S.A. (“TSD”),

as the case may be,

to Enable the Depositary Named Below to Deliver the ADRs evidencing ADSs

Each Representing One Preferred Share, No Par Value, of

TELESP CELULAR PARTICIPAÇÕES S.A. (“TCP”)

Pursuant to the merger described in the Prospectus

This surrender is subject to the conditions described in “Part Five: The Merger” of the Prospectus. ADS holders who wish to receive TCP ADRs must pay the fees and expenses described in “Part Five: The Merger” of the Prospectus.

THE DEPOSITARY:

THE BANK OF NEW YORK

By Mail: The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, NY 10286-1248	By Hand or Overnight or Courier: The Bank of New York Tender & Exchange Department 101 Barclay Street Receive and Deliver Window, Street Floor New York, NY 10286

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Delivery of this Letter of Transmittal to TCP, TCO, TLE or TSD, or to The Depository Trust Company, will not constitute valid delivery to the Depositary. The instructions accompanying this Letter of Transmittal should be read carefully before the Letter of Transmittal is completed. You must sign this Letter of Transmittal in the appropriate space provided therefor and complete the substitute form W-9. See Instruction 10 of this Letter of Transmittal.

THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR SURRENDERING ADRs IN CONNECTION WITH THE MERGER DESCRIBED IN THE PROSPECTUS. DO NOT USE THIS LETTER OF TRANSMITTAL FOR ANY OTHER PURPOSE.

If a holder of ADRs evidencing ADSs of TCO, TLE or TSD wishes to receive TCP ADSs, the holder must surrender its TCO, TLE or TSD ADRs, as the case may be, to The Bank of New York, as depositary for the ADR programs of TCP, TCO, TLE and TSD (the “Depositary”) in accordance with the instructions set forth in this Letter of Transmittal.

Any holder of TCO, TLE or TSD ADRs that wishes to receive the TCP ADRs from The Bank of New York must complete and sign this Letter of Transmittal in accordance with the instructions contained herein and deliver that completed Letter of Transmittal, the applicable ADRs and all other required documents to the Depositary.

This Letter of Transmittal need not and cannot be used to surrender preferred shares not represented by ADSs. If you hold TCO, TLE or TSD preferred shares directly, an entry will be made in the share registry of TCP to evidence the preferred shares you will receive in the merger.

A surrender of ADRs to the Depositary can be made only by the holder of record of the ADSs or the assignee or transferee of such holder. If you are the beneficial owner of ADSs of TCO, TLE or TSD that are held through another person, that person must surrender the ADRs evidencing the ADSs to the Depositary as described in this Letter of Transmittal in order to receive the ADRs evidencing the TCP ADSs that you are entitled to receive in connection with the merger. If you or your broker, dealer, commercial bank, trust company or other nominee hold ADSs of TCO, TLE or TSD directly or indirectly through the facilities of The Depository Trust Company (“DTC”), delivery of your ADSs will be made by book-entry transfer to an account maintained at DTC. If you are uncertain about how you hold ADSs of TCO, TLE or TSD, you should contact your broker, dealer, commercial bank, trust company or other nominee.

Upon receipt of the ADRs evidencing TCO, TLE or TSD ADSs and a payment of (1) a fee of up to U.S.$5.00 per 100 ADSs or portion thereof for the cancellation of the TCO, TLE and TSD ADSs cancelled as a consequence of the merger, pursuant to the TCO, TLE or TSD deposit agreement, as the case may be and (2) a fee of up to U.S.$5.00 per 100 ADSs or portion thereof for the issuance of each new ADS of TCP deliverable to you as a consequence of the merger, pursuant to the TCP deposit agreement, the Depositary will deliver ADRs evidencing TCP ADSs and/or cash in lieu of fractions thereof in accordance with the terms and subject to the conditions set forth in the Prospectus, minus the applicable fees and expenses in connection with the sale on the open market of fractional TCP ADSs, as described in “Part Five: The Merger — Fractional Shares and ADSs” of the Prospectus.

In the event of an inconsistency between the terms and procedures in this Letter of Transmittal and the Prospectus, the terms and procedures in the Prospectus shall govern. Please contact MacKenzie Partners, Inc., the information agent for the merger, at (212) 929-5500 or toll-free at (800) 322-2885 to discuss any inconsistency.

BOX 1: DESCRIPTION OF ADRs SURRENDERED

Name(s) and address(es) of registered holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADRs))	ADRs surrendered (attach additional list if necessary)
	ADR Serial Number(s)	Total Number of ADSs Evidenced by ADRs

Total:

NOTE:    SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To: The Bank of New York, as Depositary:

The undersigned hereby delivers to the Depositary the above-described ADRs evidencing ADSs in order to receive TCP ADRs, in accordance with the terms and conditions of the Prospectus and this Letter of Transmittal.

Upon the terms of the Prospectus, the undersigned hereby:

(i) surrenders to the Depositary the ADRs;

(ii) requests that the Depositary deliver TCP ADRs for each whole number of TCP ADSs receivable by the undersigned as a consequence of the merger; and

(iii) requests that the Depositary sell any fractional TCP ADS to which the undersigned would otherwise be entitled and deliver to the undersigned the net proceeds of that sale, after deduction or upon payment of the fees and expenses of the Depositary.

The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the ADRs surrendered hereby, and that the undersigned has good title to the ADSs evidenced by such ADRs, free and clear of all liens, restrictions, charges and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and that such ADSs will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary to be necessary or desirable to complete the exchange of the ADSs.

The undersigned agrees to ratify each and every act or action which may be done or effected by any director of, or other person nominated by, the Depositary or its respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder. The undersigned undertakes, represents and warrants that if any provision of this Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Depositary or its agents the benefit of the authority expressed to be given in this Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and actions and execute all such documents as may be required to enable the Depositary to secure the full benefits of this Letter of Transmittal.

All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as otherwise stated in the Prospectus, this surrender is irrevocable.

Unless otherwise indicated herein in Box 2: “Special Issuance Instructions” or Box 3: “Special Delivery Instructions,” the undersigned hereby instructs the Depositary to:

(i) cause to be issued ADRs evidencing ADSs representing TCP preferred shares in the name(s) of the registered holder(s) appearing herein in Box 1: “Description of ADRs Surrendered”; and/or

(ii) issue the check for the net proceeds of any fractional TCP ADSs sold by the Depositary in the name(s) of the registered holder(s) appearing herein in Box 1: “Description of ADSs Surrendered”.

The terms and conditions contained in the Prospectus shall be deemed to be incorporated in, and form part of, this Letter of Transmittal, which shall be read and construed accordingly. This Letter of Transmittal shall not be considered complete and valid, and delivery of the TCP ADRs, and/or cash in lieu of fractions thereof, pursuant to the Prospectus, shall not be made, until the ADRs being surrendered and all other required documentation and fees and charges have been received by the Depositary as provided in the Prospectus and this Letter of Transmittal.

Unless you complete Box 3: “Special Delivery Instructions,” the address of the holder inserted in Box 1: “Description of ADRs Surrendered” is the address to which your TCP ADRs and/or any cash in lieu of fractions thereof will be sent. Please also state a daytime telephone number where you may be contacted in the event of any query.

☐	Check here if any of the ADRs evidencing ADSs that you own have been lost or destroyed (see Instruction 9).

Number of ADSs represented by lost or destroyed ADR(s):

BOX 2: SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 4, 5 and 6)

To be completed ONLY if ADR(s) evidencing TCP ADSs and/or the check for the net proceeds of fractional TCP ADSs sold by the Depositary are to be issued in the name of someone other than the undersigned.

Issue    ☐  Check    ☐  ADR Certificate(s) to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.)

(See Substitute Form W-9 included herein)

BOX 3: SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5 and 6)

To be completed ONLY if ADR(s) evidencing TCP ADSs and/or the check for the net proceeds of fractional TCP ADSs to be sold by the Depositary are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue    ☐  Check    ☐  ADR Certificate(s) to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.)

(See Substitute Form W-9 included herein)

BOX 4:

SIGN HERE

AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

Signature(s) of Holder(s)

(See guarantee requirement below)

Dated:             , 2006

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR. If signed by person(s) to whom the ADSs represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.)

Name(s)

(Please Print)

Capacity (full title)

Address

(Zip Code)

GUARANTEE OF SIGNATURE(S)

(If required, See Instructions 1, 2 and 4)

Authorized Signature

Name

(Please Print)

Name of Firm

Address

(Zip Code)

Area Code and Telephone Number

Dated:             , 2006

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Surrender of the ADRs

1.    Guarantee Of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program (STAMP), the New York Stock Exchange Medallion Program (MSP), or the Stock Exchanges Medallion Program (SEMP) or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the ADRs surrendered herewith and such holder(s) have not completed either Box 2: “Special Issuance Instructions” or Box 3: “Special Delivery Instructions” on this Letter of Transmittal, or (b) if such ADRs are surrendered for the account of an Eligible Institution. See Instruction 4.

2.    Delivery of Letter of Transmittal and ADSs.    This Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith. ADRs evidencing ADSs, as well as a properly completed and duly executed Letter of Transmittal (or an originally signed facsimile thereof) with any required signature guarantees must be delivered to the Depositary at one of its addresses set forth herein. If ADRs are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or an originally signed facsimile thereof) must accompany each such delivery.

The method of delivery of ADRs and all other required documents is at the sole option and risk of the surrendering holders of ADSs. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. By executing this Letter of Transmittal, all surrendering ADR holders waive any right to receive any notice of receipt of their ADSs.

3.    Inadequate Space.    If the space provided herein is inadequate, the serial number of the ADRs, the total number of ADSs evidenced by such ADRs and any other required information should be listed on a separate signed schedule attached hereto.

4.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the ADSs surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs without any alteration or change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

This Letter of Transmittal must be signed by the registered holder(s), or the assignees or transferees of such registered holder(s), of the ADSs listed and surrendered hereby. If any of the ADRs surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If this Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depositary of their authority to act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Signatures on such ADRs or stock power must be guaranteed by an Eligible Institution.

5.    Stock Transfer Taxes.    The registered holder(s) of the ADSs listed hereby must pay any applicable stock transfer taxes with respect to the surrender of ADRs and the receipt of TCP ADRs evidencing TCP ADSs as a consequence of the merger.

6.    Special Issuance and Delivery Instructions.    If the ADRs evidencing TCP ADSs and/or any check for the net proceeds of any fractional TCP ADSs to be sold by the Depositary are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the ADRs evidencing TCP ADSs and/or any check for the net proceeds of any fractional TCP ADSs to be sold by the Depositary are to be sent to a person other than the signer of this Letter of Transmittal or to an address other than that indicated in Box 1: “Description of ADRs Surrendered,” the appropriate Special Delivery Instructions (Box 3) and/or the Special Issuance Instructions (Box 2) on this Letter of Transmittal should be completed.

7.    Requests for Assistance or Additional Copies.    Holders of ADRs may use this Letter of Transmittal to surrender the ADRs. Questions and requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the information agent at the addresses and telephone numbers set forth at the end of this Letter of Transmittal.

8.    Holders of Preferred Shares and Beneficial Owners of ADSs.    This Letter of Transmittal need not and cannot be used to surrender preferred shares not represented by ADSs. If you hold TCO, TLE or TSD preferred shares directly, an entry will be made in the share registry of TCP to evidence the preferred shares you will receive in the merger. Please refer to the Prospectus for more information and contact the information agent with any questions.

A surrender of ADRs to the Depositary can be made only by the holder of record of the ADSs or the assignee or transferee of such holder. If you are the beneficial owner of ADSs of TCO, TLE or TSD that are held through another person, that person must surrender the ADRs evidencing the ADSs to the Depositary as described in this Letter of Transmittal in order to receive the ADRs evidencing the TCP ADSs that you are entitled to receive in connection with the merger. If you or your broker, dealer, commercial bank, trust company or other nominee hold ADSs of TCO, TLE or TSD directly or indirectly through the facilities of The Depository Trust Company (“DTC”), delivery of your ADSs will be made by book-entry transfer to an account maintained at DTC. If you are uncertain about how you hold ADSs of TCO, TLE or TSD, you should contact your broker, dealer, commercial bank, trust company or other nominee.

9.    Lost, Destroyed or Stolen ADRs.    If any ADR(s) representing ADS(s) has been lost, destroyed or stolen, the holder should promptly notify the Depositary by checking the box at the bottom of page 5 of this Letter of Transmittal and indicating the number of ADSs represented by the lost, destroyed or stolen ADRs. The holder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been complied with.

10.    Taxpayer Identification Number; 28% Backup Withholding; Substitute Form W-9.    In order to avoid such backup withholding, each U.S. holder delivering ADRs to the Depositary should complete and sign the Substitute Form W-9 included with this Letter of Transmittal and either (a) provide its taxpayer identification number (TIN) and certify, under penalties of perjury, that the TIN so provided is correct and that (i) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for an exemption. In general, if such holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, such holder may be subject to a U.S. $50 penalty imposed by the IRS and payments that are made to such holder with respect to fractional TCP ADSs may be subject to backup withholding. A foreign person, including entities, should submit to the Depositary a properly completed Internal Revenue Service Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that holder’s foreign status. The applicable W-8 Form can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such holder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder must also complete the “Certificate of Awaiting Taxpayer Identification Number” below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the holder has furnished the Depositary with his or her TIN within 60 days. A holder who checks the box in Part 3 in lieu of furnishing such holder’s TIN should furnish the Depositary with such holder’s TIN as soon as it is received.

Under U.S. federal income tax law, payment of cash by the Depositary may be subject to U.S. backup withholding tax at a 28% rate unless the holder establishes entitlement to an exemption. If backup withholding applies, the Depositary is required to withhold 28% of any payments to be made to the holder. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service (the “IRS”). The Depositary cannot refund amounts withheld by reason of backup withholding.

THE BANK OF NEW YORK

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service The Bank of New York’s Request for Taxpayer Identification Number (“TIN”)	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

PART 2—CERTIFICATION.    Under penalties of perjury, I certify that:

1. The number shown on this form is my correct Taxpayer Identification Internal Number (or I am waiting for a number to be issued to me);

2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3. I am a U.S. person (including a U.S. resident alien).

PART 3—AWAITING TIN ☐

CERTIFICATION INSTRUCTION—You must cross out item 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item 2.

	Signature	Date

Name (Please Print)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX

IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

, 2006
Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer – Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF—

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)

	b. The so-called trust account that is not a legal or valid trust under State law	The actual owner (1)

5.	Sole proprietorship or single-owner LLC	The owner (3)

For this type of account:		GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF—

6.	A valid trust, estate, or pension trust	Legal entity (4)

7.	Corporation or LLC electing corporate status on Form 8832	The corporation

8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC	The partnership or LLC

10.	A broker or registered nominee	The broker or nominee

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:    If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)  An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)  The United States or any of its agencies or instrumentalities.

(3)  A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)  A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)  An international organization or any of its agencies or instrumentalities.

(6)  A corporation.

(7)  A foreign central bank of issue.

(8)  A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)  A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)  A real estate investment trust.

(11)  An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)  A common trust fund operated by a bank under section 584(a).

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

(13)  A financial institution.

(14)  A middleman known in the investment community as a nominee or custodian.

(15)  An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

The Information Agent

for the merger is:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885